MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED DECEMBER 4, 2014 TO

PROSPECTUS DATED JULY 31, 2014

The Board of Trustees of the Northern Multi-Manager Funds has approved the termination of CBRE Clarion Securities LLC (“CBRE Clarion”) as a sub-adviser to the Multi-Manager Global Real Estate Fund (“Global Real Estate Fund”), effective December 5, 2014, and the appointment of Brookfield Investment Management Inc. to sub-advise a portion of the Global Real Estate Fund, effective on or about December 17, 2014. From December 5, 2014 until December 17, 2014, Northern Trust Investments, Inc. will manage the portion of the Global Real Estate Fund previously managed by CBRE Clarion.

All references to CBRE Clarion in the Prospectus are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Global Real Estate Fund – Management” on page 14 of the Prospectus is replaced with:

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Real Estate Fund. Christopher E. Vella, CFA, and Jessica K. Hart, each a Senior Vice President of Northern Trust Investments, Inc., have been managers of the Fund since January 2012 and June 2009, respectively. Brookfield Investment Management Inc. (effective on or about December 17, 2014) and Delaware Investments Fund Advisers each serves as a sub-adviser of the Fund.

2.	The following is added to the section entitled “FUND MANAGEMENT – Multi-Manager Global Real Estate Fund” on page 44 of the Prospectus:

BROOKFIELD INVESTMENT MANAGEMENT INC. (“BIM”). BIM will manage a portion of the Fund beginning on or about December 17, 2014. BIM is a wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a global alternative asset manager with approximately $200 billion in assets under management as of September 30, 2014. Brookfield’s public market activities are conducted by BIM, a registered investment adviser. BIM’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. BIM maintains offices and investment teams in Toronto, Chicago and Boston and has approximately $17 billion of assets under management as of September 30, 2014. BIM utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. BIM also draws upon the expertise and knowledge within Brookfield and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. BIM takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. BIM uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT (12/14)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN MULTI-MANAGER FUNDS

SUPPLEMENT DATED DECEMBER 4, 2014 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2014

The Board of Trustees of the Northern Multi-Manager Funds has approved the termination of CBRE Clarion Securities LLC (“CBRE Clarion”) as a sub-adviser to the Multi-Manager Global Real Estate Fund (the “Global Real Estate Fund”), effective December 5, 2014, and the appointment of Brookfield Investment Management Inc. to sub-advise a portion of the Global Real Estate Fund, effective on or about December 17, 2014. From December 5, 2014 until December 17, 2014, Northern Trust Investments, Inc. will manage the portion of the Global Real Estate Fund previously managed by CBRE Clarion.

All references to CBRE Clarion in the SAI are hereby deleted.

1.	The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, ADMINISTRATOR, SUB-ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Global Real Estate Fund” beginning on page 67 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager Global Real Estate Fund	Brookfield Investment Management Inc. (“BIM”) Delaware Investments Fund Advisers (“Delaware Investments”)

2.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Material Conflicts of Interest – Multi-Manager Global Real Estate Fund” beginning on page 83 of the SAI:

BIM

In the course of its normal business, BIM may encounter situations where BIM faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of BIM or its personnel diverge from those of a client or when BIM or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, BIM believes managing perceived conflicts is as important as managing actual conflicts.

To address these potential conflicts, BIM has adopted policies and procedures including a code of ethics, and investment allocation, trade execution and insider trading procedures, and trains its employees to act in a manner that is consistent with its fiduciary obligations to its clients.

Performance-Based Fees and Side-by Side Management. In some cases, BIM has entered into performance fee arrangements with qualified clients. Performance-based fee arrangements may create an incentive to favor higher paying accounts over other accounts in the allocation of investment opportunities. To address this conflict, BIM has adopted policies and procedures under which allocation decisions may not be influenced by certain fee arrangements and trades are allocated in a manner that BIM believes is consistent with its obligations as an investment adviser.

Affiliated Brokers. BIM has two affiliated broker/dealers, Brookfield Financial Corp and Brookfield Private Advisors LLC. These are limited purpose broker/dealers and BIM does not conduct any trading with them.

Soft Dollars. BIM engages in third party “soft dollar” practices and commission sharing agreements, in which BIM receives brokerage and research products and services in exchange for the direction of brokerage to a particular broker or brokers. Whenever BIM decides to use products or services that benefit both BIM and client accounts, BIM will make a good faith effort to determine the relative proportion of such products or services which may be attributed to research. The portion attributable to eligible research or brokerage services may be paid through client brokerage commissions and the non-research portion will be directly paid by BIM. BIM keeps adequate records as it pertains to the payment of soft dollars and their allocation between research and non-research portions. BIM analyzes its use of client brokerage commissions annually to determine whether its use of soft dollars falls within the safe harbor provided by Section 28(e) of the Exchange Act.

Although the allocations between research and non-research portions will be made in accordance with BIM overall fiduciary responsibilities, clients should be aware of the potential conflicts of interest created by the use and allocations of soft dollar arrangements. BIM acts in accordance with its duty to seek best execution and will not continue any arrangements if BIM determines that such arrangements are no longer in the best interest of BIM client accounts.

3.	The following information is added under the section entitled “PORTFOLIO MANAGERS – Portfolio Manager Compensation Structure – Sub-Advisers – Multi-Manager Global Real Estate Fund” beginning on page 124 of the SAI:

BIM

BIM’s investment personnel are incentivized to exceed client objectives of funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with those of clients, BIM, and its key professionals. Typically compensation packages will include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation tied to client generated performance fees. In addition, key personnel are also eligible for BIM’s Long Term Incentive Plan, with compensation invested in BIM’s private funds and a multi-year vesting schedule.

In addition to financial compensation, BIM strongly believes its culture is the key to recruiting and retaining personnel. BIM fosters an environment where people are empowered to contribute to the organization. They work in teams composed of competent people, and are given the tools and resources they need to succeed. BIM’s culture fosters a flexible business model which allows nimble decision-making and limits layers of bureaucracy.